FIG Partners Bank CEO Forum Scottsdale, AZ January 31 – February 1, 2018 NASDAQ: CZWI

Cautionary Note Regarding Forward-Looking Statements This presentation includes forward-looking statements about the financial condition, results of operations and business of Citizens Community Bancorp, Inc. (“Citizens”) and its wholly owned subsidiary, Citizens Community Federal N.A. (“CCFBank”). Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” “would” or the negative of those terms or other words of similar meaning. These forward-looking statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements in this presentation are inherently subject to many uncertainties arising in CCFBank’s operations and business environment. These uncertainties include the company’s ability to achieve the synergies and value creation contemplated by the transaction with Wells Financial Corp.; management’s ability to promptly and effectively integrate the businesses of the two companies; the diversion of management time on transaction-related issues; the effects of governmental regulation of the financial services industry; industry consolidation; technological developments and major world news events; general economic conditions, in particular, relating to consumer demand for CCFBank’s products and services; CCFBank’s ability to maintain current deposit and loan levels at current interest rates; competitive and technological developments; deteriorating credit quality, including changes in the interest rate environment reducing interest margins; prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; CCFBank’s ability to maintain required capital levels and adequate sources of funding and liquidity; maintaining capital requirements may limit CCFBank’s operations and potential growth; changes and trends in capital markets; competitive pressures among depository institutions; effects of critical accounting estimates and judgments; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies overseeing CCFBank; CCFBank’s ability to implement its cost-savings and revenue enhancement initiatives, including costs associated with its branch consolidation and new market branch growth initiatives; legislative or regulatory changes or actions or significant litigation adversely affecting CCFBank; fluctuation of the Company’s stock price; CCFBank's ability to attract and retain key personnel; CCFBank's ability to secure confidential information through the use of computer systems and telecommunications networks; and the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company’s performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended September 30, 2017 filed with the Securities and Exchange Commission ("SEC") on December 13, 2017 and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this news release or to update them to reflect events or circumstances occurring after the date hereof.

Executive Management Stephen M. Bianchi has been President and CEO of Citizens Community Bancorp, Inc. since June 2016 and a Director since May 2017. Prior to joining the Bank, he was President and CEO of HF Financial Corp in Sioux Falls, SD. Prior experience includes Senior Vice President at Associated Bank, where he served as Minnesota Regional President and Minnesota Regional Commercial Banking Manager from July 2006 to April 2010. Before that, he was Twin Cities Business Banking Manager for Wells Fargo Bank, where he held several other management positions over 21 years. Mr. Bianchi received his B.S. degree in Finance and M.B.A. from Providence College. James S. Broucek, Chief Financial Officer, joined Citizens Community Bancorp, Inc. in October 2017 after four years as a Senior Manager of Wipfli LLP (“Wipfli”). Before joining Wipfli, Mr. Broucek held several positions with TCF Financial Corporation (“TCF Financial”) and its subsidiaries from 1995 to 2013, with his last position being Treasurer of TCF Financial. Prior to joining TCF Financial, Mr. Broucek served as the Controller of Great Lakes Bancorp. He currently serves as a Member of the Strategic Issues Council of the Financial Manager Society, Inc. Mr. Broucek holds a B.A. in mathematics and business administration with a concentration in accounting from Hope College.

Overview • Citizens Community Bancorp, Inc. (NASDAQ: “CZWI”) is the holding company of Citizens Community Federal N.A. (CCF), a national chartered bank based in Altoona, Wisconsin, serving customers in Wisconsin, Minnesota and Michigan through 21 branch locations. • Our primary markets include the northwest Wisconsin (Chippewa Valley), the Twin Cities, and southern Minnesota (Mankato) and various rural/Ag communities around these areas. • CCF offers traditional community bank loan, deposit and cash management services to businesses, Ag operators and consumers, including 1-4 family mortgages. • In mid-August, CZWI closed on the $269 million acquisition of Wells Financial Corp, MN., expanding our market share in Mankato and southern Minnesota and transforming the balance sheet loan and deposit composition of CCF. • The Wells acquisition expanded services through Wells Insurance Agency, as well as investment advisory services and mortgage loan servicing activities.

Current CZWI Branch Locations One additional office in suburban Detroit.

Shareholder Focus • New management team with proven track record of executing strategic plans and enhancing shareholder value. • Commercial banking focus to transform credit union/savings and loan legacy balance sheet and culture. • Organic growth and M&A focused on current markets. • Asset growth targeted in the $1.5 - $2.0 billion range in next three to five years. • EPS expansion expected as we execute our plans. • Corporate Governance strengthened including planned succession of directors. • Annual dividend growth rate of 500% over the last five years.

Enhancing Performance and Franchise Value • Continue to enhance our commercial and retail deposit base by aligning our tactics, accountabilities and incentives. • Remix loan and deposit composition, focused on commercial, ag and municipal relationships. • Control expenses by leveraging new loan platforms and streamlining workflows. • Future expansion in our core markets through organic growth and acquisitions. • Attract new Commercial/Ag bankers and reposition existing banker marketing efforts. • Enhance non-interest income through higher loan originations and servicing income.

Net Income $2,806 $2,573 $2,499 $1,340 $3,322 $3,563 $4,260 $1,755 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 FY2015 FY2016 FY2017 FQ1-18 (In $000’s) Net Income Core Income (1) (2) (1) Fiscal 2016 Pretax Income includes acquisition costs of $701k and branch closer costs of $839k (2) Fiscal 2017 Pretax Income includes acquisition costs of $1.86 million and branch closure costs of $951k

$0.54 $0.49 $0.46 $0.23 $0.62 $0.68 $0.79 $0.30 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 FY2015 FY2016 FY2017 FQ1-18 (In $) EPS Core EPS Diluted EPS

Net Interest Margin 3.36% 3.31% 3.41% 3.29% 3.42% 2.79% 2.80% 2.83% 2.88% 2.88% 4.19% 4.13% 4.23% 4.13% 4.27% 0.96% 0.94% 0.96% 0.96% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% FQ1-17 FQ2-17 FQ3-17 FQ4-17 FQ1-18 Net Interest Margin SNL Bank & Thrift Index

Revenue Summary $5.72 $5.56 $5.22 $5.32 $6.17 $7.53 $1.14 $1.24 $1.13 $0.99 $1.39 $1.94 $- $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 FQ4-16 FQ1-17 FQ2-17 FQ3-17 FQ4-17 FQ1-18 Net Interest Income Noninterest Income Millions $9.47 $6.86 $6.80 $6.35 $6.31 $7.56

Noninterest Expense & FTE’s $- $1 $2 $3 $4 $5 $6 $7 $8 $9 FQ4-16 FQ1-17 FQ2-17 FQ3-17 FQ4-17 FQ1-18 Other Expenses Amrt of Core Deposit Intangible Data Processing Professional Services Advertising, Marketing & Public Relations Occupancy & Office Expense Compensation & Benefits 177 161 154 143 198 205 FTE’s Millions

Asset Quality 0.62% 1.08% 1.05% 1.10% 1.49% 1.50% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% FQ4 16 FQ1 17 FQ2 17 FQ3 17 FQ4 17 FQ1 18 1.06% 1.08% 1.09% 1.11% 0.81% 0.80% 0.10% 0.11% 0.06% 0.06% 0.08% 0.10% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% FQ4 16 FQ1 17 FQ2 17 FQ3 17 FQ4 17 FQ1 18 Net Charge-Offs to Average Total Loans Nonperforming Assets / Total Assets Allowance for Loan Losses to Total Loans

Asset Quality Composition Bank Facilities

Loan Composition Residential RE 32.4% Commercial /Ag RE 39.4% Commercial/Ag Non RE 11.2% Originated Indirect 10.8% Purchased Indirect 3.6% Other Consumer Non- RE 2.6% Post Wells Acquisition At December 31, 2017 Pre Wells Acquisition At June 30, 2017 Residential RE 30.1% Commercial /Ag RE 33.0% Commercial /Ag Non RE 9.4% Originated Indirect 18.1% Purchased Indirect 6.5% Other Consumer Non-RE 2.9%

Deposit Composition Pre Wells Acquisition At June 30, 2017 Post Wells Acquisition At December 31, 2017 13.4%

Investing Opportunity Remains; Stock Price to Tangible Book Value $5.00 $5.90 $7.25 $8.85 $8.84 $11.18 $13.85 $13.60 $10.21 $10.68 $10.47 $11.20 $11.72 $11.22 $9.78 $9.98 $0.00 $3.00 $6.00 $9.00 $12.00 $15.00 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 Q1 18 Price Reported Tangible Book Value/Share Price/ TBV 55.2% Price/ TBV 69.2% Price/ TBV 79.0% Price/ TBV 136.3% Price/ TBV 75.4% Price/ TBV 49.0% Price/ TBV 141.6% Price/ TBV 75.1%

CZWI Price Change - Price change from Jan. 1, 2016 through Jan. 17, 2018. - Total return includes stock appreciation plus dividends.

Value Opportunity • Earnings accretion from the Wells Financial Corp., which closed in August 2017, has yet to be fully realized. • Trailing P/E ratio not indicative of current value due to one-time expenses for branch closures and acquisition expenses. • Tax Cuts and Jobs Act of 2017 will enhance returns from the Wells Financial Inc. acquisition. • Achieve higher tangible book value per share through both organic growth and strategic acquisitions. • Focus in M&A transactions on reasonable deal pricing and acceptable earn back periods. • Consistent return of capital to shareholders through increasing dividends.